Exhibit 10.7

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Supplemental Agreement No. 08

to

Purchase Agreement Number PA-03784

Between

The Boeing Company

and

United Airlines, Inc.

Relating to Boeing Model 737 Aircraft

THIS SUPPLEMENTAL AGREEMENT is entered into as of June 12, 2015 by and between THE BOEING COMPANY (Boeing) and UNITED AIRLINES, INC. (formerly known as Continental Airlines, Inc. and successor by merger to United Air Lines, Inc.) (Customer);

WHEREAS, the parties hereto entered into Purchase Agreement Number PA-03784 dated July 12, 2012 (Purchase Agreement), as amended and supplemented, relating to the purchase and sale of Boeing Model 737 aircraft (Aircraft). This Supplemental Agreement is an amendment to the Purchase Agreement;

WHEREAS, Boeing and Customer agree to ***:

Delivery Month	Serial Number
***	***

WHEREAS, Boeing and Customer agree to ***:

Delivery Month	Serial Number
***	***

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1.	Table of Contents, Articles, Tables, Exhibits, and Letter Agreements:

1.1 The “Table of Contents” is deleted in its entirety and replaced with the attached “Table of Contents” (identified by “SA-8”).

1.2 “Table 1”, 737-900ER Aircraft Delivery, Description, Price and Advance Payments, is deleted in its entirety and replaced with the attached “Table 1”, 737-900ER Aircraft Delivery, Description, Price and Advance Payments (identified by “SA-8”).

1.3 “Attachment A to Letter Agreement UAL-PA-03784-LA-1207879” is deleted in its entirety and replaced with the attached “Attachment A to Letter Agreement UAL-PA-03784-LA-1207879” (identified by “SA-8”).

P.A. 03784	SA 8-1
UAL	BOEING / UNITED AIRLINES, INC. PROPRIETARY

Supplemental Agreement No. 08 to

Purchase Agreement PA-03784

The Purchase Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY	UNITED AIRLINES, INC.

/s/ Patrick McKelvey	/s/ Gerald Laderman
Signature	Signature

Attorney-in-Fact	Senior Vice President – Finance, Procurement and Treasurer
Title	Title

P.A. 03784	SA 8-2
UAL	BOEING / UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS

SA Number
ARTICLES
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms

TABLE
1.	Aircraft Information Table	SA-8

EXHIBIT
A.	Aircraft Configuration
B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS
AE1.	Escalation Adjustment/Airframe and Optional Features
BFE1.	BFE Variables
CS1.	Customer Support Variables
EE1.	Engine Escalation, Engine Warranty ***
SLP1.	Service Life Policy Components

UAL-PA-03784	SA-8 Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

SA Number
LETTER AGREEMENTS	TITLE
UAL-PA-03784-LA-1207868	Performance Guarantees
UAL-PA-03784-LA-1207870	Spare Parts Initial Provisioning
UAL-PA-03784-LA-1207871	Special Matters
UAL-PA-03784-LA-1207878	Demonstration Flight Waiver
UAL-PA-03784-LA-1207879R2	Option Aircraft	SA-4
	Attachment A	SA-8
UAL-PA-03784-LA-1207881	Seller Purchased Equipment
UAL-PA-03784-LA-1208155R1	*** Matters	SA-4
UAL-PA-03784-LA-1208156	***
UAL-PA-03784-LA-1208172	***
UAL-PA-03784-LA-1208173	***
UAL-PA-03784-LA-1207869	737 Production Adjustments
UAL-PA-03784-LA-1208938	Privileged and Confidential Matters
UAL-PA-03784-LA-1209039	Aircraft Model Substitution
UAL-PA-03784-LA-1209115	***
UAL-PA-03784-LA-1300306	Aircraft Reschedule – January 2014 to February 2014	SA-2
UAL-PA-03784-LA-1400240	Aircraft Rescheduling of ***	SA-5

UAL-PA-03784	SA-8 Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

SUPPLEMENTAL AGREEMENTS	DATED AS OF
Supplemental Agreement No. 01	September 27, 2012

Supplemental Agreement No. 02	March 1, 2013

Supplemental Agreement No. 03	June 27, 2013

Supplemental Agreement No. 04	September 11, 2013

Supplemental Agreement No. 05	March 3, 2014

Supplemental Agreement No. 06	June 6, 2014

Supplemental Agreement No. 07	May 26, 2015

Supplemental Agreement No. 08	June 12, 2015

UAL-PA-03784	SA-8 Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Table 1 To

Purchase Agreement No. 03784

737-900ER Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-900ER	*** pounds	Detail Specification:		***
Engine Model/Thrust:	CFM56-7B***	*** pounds	Airframe Price Base Year/Escalation Formula:	***		***
Airframe Price:		$***	Engine Price Base Year/Escalation Formula:	***		***
Optional Features:		$***

Sub-Total of Airframe and Features:		$***	Airframe Escalation Data:
Engine Price (Per Aircraft):		$***	Base Year Index (ECI):		***
Aircraft Basic Price (Excluding BFE/SPE):		$***	Base Year Index (CPI):		***

Buyer Furnished Equipment (BFE) Estimate:		$***
Seller Purchased Equipment (SPE) Estimate:		$***

Deposit per Aircraft:		$***

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Serial Number	Escalation Forecast	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						***	***	***	***
						***	***	***	***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***

Boeing / United Airlines, Inc. Proprietary	SA-8, Page 1

Table 1 To

Purchase Agreement No. 03784

737-900ER Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Serial Number	Escalation Forecast	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						***	***	***	***
						***	***	***	***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***

Boeing / United Airlines, Inc. Proprietary	SA-8, Page 2

Table 1 To

Purchase Agreement No. 03784

737-900ER Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Serial Number	Escalation Forecast	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						***	***	***	***
						***	***	***	***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***

Boeing / United Airlines, Inc. Proprietary	SA-8, Page 3

Table 1 To

Purchase Agreement No. 03784

737-900ER Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Serial Number	Escalation Forecast	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						***	***	***	***
						***	***	***	***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
Total:	70

*	*** Escalation Factors ***
**	*** Escalation Factors ***
***	*** Escalation Factor ***
+	*** Escalation Factor ***
++	*** Escalation Factor ***

Note: Serial Numbers are provided as guidance only and are subject to change.

Boeing / United Airlines, Inc. Proprietary	SA-8, Page 4

Attachment A to

Letter Agreement UAL-PA-03784-LA-1207879

737-900ER Option Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-900ER	*** pounds	Detail Specification:		***
Engine Model/Thrust:	CFM56-7B***	*** pounds	Airframe Price Base Year/Escalation Formula:	***		***
Airframe Price:		$***	Engine Price Base Year/Escalation Formula:	***		***
Optional Features:		$***

Sub-Total of Airframe and Features:		$***	Airframe Escalation Data:
Engine Price (Per Aircraft):		$***	Base Year Index (ECI):		***
Aircraft Basic Price (Excluding BFE/SPE):		$***	Base Year Index (CPI):		***

Buyer Furnished Equipment (BFE) Estimate:		$***
Seller Purchased Equipment (SPE) Estimate:		$***

Deposit per Aircraft:		$***

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
				*** ***	*** ***	*** ***	*** ***
***	***	***	$***	$***	$***	$***	$***
***	***	***	$***	$***	$***	$***	$***
***	***	***	$***	$***	$***	$***	$***
***	***	***	$***	$***	$***	$***	$***
***	***	***	$***	$***	$***	$***	$***
***	***	***	$***	$***	$***	$***	$***
***	***	***	$***	$***	$***	$***	$***
***	***	***	$***	$***	$***	$***	$***
***	***	***	$***	$***	$***	$***	$***
***	***	***	$***	$***	$***	$***	$***
***	***	***	$***	$***	$***	$***	$***
***	***	***	$***	$***	$***	$***	$***
***	***	***	$***	$***	$***	$***	$***
***	***	***	$***	$***	$***	$***	$***

APR 60652 UAL-PA-03784	Boeing / United Airlines, Inc. Proprietary	SA-8, Page1

Attachment A to

Letter Agreement UAL-PA-03784-LA-1207879

737-900ER Option Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
				*** ***	*** ***	*** ***	*** ***
***	***	***	$***	$***	$***	$***	$***
***	***	***	$***	$***	$***	$***	$***
***	***	***	$***	$***	$***	$***	$***
***	***	***	$***	$***	$***	$***	$***
***	***	***	$***	$***	$***	$***	$***
***	***	***	$***	$***	$***	$***	$***
***	***	***	$***	$***	$***	$***	$***
***	***	***	$***	$***	$***	$***	$***
***	***	***	$***	$***	$***	$***	$***
***	***	***	$***	$***	$***	$***	$***
Total:	***

APR 60652 UAL-PA-03784	Boeing / United Airlines, Inc. Proprietary	SA-8, Page 2